EXHIBIT 99.01


                               William K. Steiner
                              290 N.E. 68th Street
                              Miami, Florida 33138


                                                                October 28, 2004



         This will serve to confirm that the Lease dated October 6, 1995 between Steiner-Atlantic Corp. and William K. Steiner with respect to 290 N.E. 68th Street, 297 N.E. 67th Street and 277 N.E. 67th Street. Miami, Florida expires on October 31, 2005. The terms and conditions, including rent, presently prevailing shall prevail until October 31, 2005.


                                                     Very truly yours,

                                                     /s/ William K. Steiner

                                                     William K. Steiner





         Agreed:

         Steiner-Atlantic Corp.



         By: /s/ Michael S. Steiner
                 Michael S. Steiner
                 President